UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

February 2, 2015

Date of Report (Date of earliest event reported)

MULTIMEDIA PLATFORMS INC.
(Exact name of registrant as specified in its charter)

Nevada	001-33933	88-0319470
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 East Commercial Blvd., Suite Ph-D

Fort Lauderdale, Florida 33308

(Address of principal executive offices)

(954) 440-4678

(Registrant's telephone number, including area code)

Sports Media Entertainment Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01 Entry into a Material Definitive Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets

On January 9, 2015, Multimedia Platforms, Inc. (formerly Sports Media Entertainment Corp.) (the “Company”, “Registrant” and “Legal Acquirer”) entered into a Share Exchange Agreement (the “Merger”), between and among the Company and Multimedia Platforms, LLC, a Florida Limited Liability Corporation (“Accounting Acquirer”), all the members of MMP LLC (the "Members"), Harrison Holdings, LLC and Amalfi Coast Capital (collectively, the "Debt Holders"). Pursuant to the Merger, the Registrant was (i) to issue to the Debt Holders a total of 4,000,000 shares of Series B Convertible Preferred stock in exchange for all the indebtedness of the Company totaling approximately $688,138 as of December 31, 2014; issue (ii) 21,320,832 shares of restricted common stock and (iii) 34,390,199 shares of Series A Convertible Preferred stock (collectively, the “Merger Shares”) to the Members in exchange for 100% of the Members interest in MMP LLC. The Merger Shares were adjusted such that 30,748,969 shares of restricted common stock and 27,212,694 Series A Convertible Preferred stock were ultimately issued. The share issuances represent approximately 97.6% of the total issued and outstanding shares of preferred and common stock of the Registrant post-closing. As a result, the Company (i) became the 100% parent of MMP LLC; (ii) assumed the operations of MMP LLC; (iii) changed its name from Sports Media Entertainment Corp. to Multimedia Platforms, Inc.; and (iv) experienced a change in control.

On January 16, 2015, Multimedia Platforms, Inc., a Florida corporation (i) changed its name from Sports Media Entertainment Corp. to Multimedia Platforms, Inc. (“Name Change”), (ii) authorized a 1:30 (one-for-thirty) reverse-split of its issued and authorized common shares (“Forward Split”), (iii) authorized 40,000,000 Series A Preferred Stock, par value $0.001, and (iv) authorized 4,000,000 Series B Preferred Stock, par value $0.001. The Company has submitted an Issuer Company-Related Action Notification Form to FINRA regarding the Name Change and Forward Stock Split. FINRA approved the Name Change and Forward Stock Split which were made effective January 16, 2015.

Prior to the merger, the Registrant had 1,502,477 shares of common stock, par value $0.001, issued and outstanding, which trades on the Over-The-Counter Bulletin Board Pink Sheets under the symbol “MMPW.” Following the closing of the Merger on February 2, 2015 and issuance of the shares underlying the Merger, the Registrant had an aggregate of 27,212,694 shares of Series A Preferred stock, 4,000,000 shares of Series B Preferred stock and 32,251,446 shares of common stock, each class of stock with par value of $0.001, issued and outstanding resulting in a change of control of the registrant.

The above description of the Share Exchange Agreement is intended as a summary only and which is qualified in its entirety by the terms and conditions set forth therein, a copy of such agreement is filed as an exhibit to the Current Report on Form 8-K dated January 23, 2015. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Share Exchange Agreement were made only for the purposes of such agreement and as of specified dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Share Exchange Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company. In addition, the assertions embodied in the representations and warranties contained in the Share Exchange Agreement are qualified by information in a confidential disclosure schedule that the parties have exchanged. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts, since (i) they were made only as of the date of such agreement or a prior, specified date, (ii) in some cases they are subject to qualifications with respect to materiality, knowledge and/or other matters, and (iii) they may be modified in important part by the underlying disclosure schedule. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Share Exchange Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

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Caution Regarding Forward-Looking Statements

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

BUSINESS

Except as otherwise indicated by the context, references to “we”, “us” or “our” hereinafter in this Form 8-K are to the business of Multimedia Platforms, LLC except that references to “our common stock”, “our shares of common stock” or “our capital stock” or similar terms shall refer to the common stock of the Registrant.

Overview

 MMP LLC is an industry-leading multimedia technology and publishing company that integrates print media with social media, and related online platforms, to deliver information and advertising to niche markets. MMP LLC teams utilize its proven business model to deliver niche publications and online platforms that target one of the most sought-after demographics in the world, the Lesbian, Gay, Bisexual and Transgender population (“LGBT”). MMP LLC has recently expanded its concept to include video and mobile applications reaching deep into the international LGBT community. MMP LLC's top brands include The Agenda, a Florida-based weekly LGBT newspaper covering world, national and local news and events; and Guy Magazine, a weekly entertainment and lifestyle full-color publication covering the burgeoning South Florida LGBT marketplace. MMP LLC's plan to interweave print, web and mobile delivery of the highest quality news and entertainment information via a variety of platforms crosses all cultural, generational and preferred modality barriers to reach an unprecedented audience.

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Products and Services

MMP has developed an advanced social media platform, The Global Agenda Network, where advertisers’ social media platforms, like Facebook, Twitter, etc., are connected to an App and web portal where social media response pages respond in real time – allowing for the consumer and business to have a real-time relationship with information and content 24/7. By harnessing the power of individuals, their businesses & their relationships by merging print & social media through technology, MMP has created a diverse channel for business owners from all over the world to interact and sell their products and services to an ever-growing family of interconnected loyal readers and viewers.

Business Strategy

Multimedia Platforms is initially targeting the LGBTQ (Lesbian, Gay, Bisexual, Transgender population) as a multimedia company. MMP will position its trusted technology as a leader in the LGBTQ community to deliver advertisers’ messages and cutting-edge content worldwide to the company’s readers and viewers through multiple delivery systems, which include but are not limited to websites, mobile applications, entertainment magazines and newspapers. Growth will be achieved through strategic acquisitions and joint ventures in targeted markets. MMP has identified several targeted acquisitions that will add new markets, advertisers and revenues. The willingness for existing publications to sell or JV is based in part on the rise of online only publications and also on the print media's general failure to successfully transition to a print/online hybrid revenue model. MMP has done both and created a flexible online social media sharing platform that can easily be adapted to other publications.

Our Industry

The Global lesbian, gay, bisexual and transgender (LGBTQ) population is estimated to be more than 400 million, with a purchasing power estimated at $3 trillion. LGBTQ buying power is diverse in ethnicity and socioeconomic status, and are an incredibly loyal constituency. Based on a diverse range of LGBTQ population estimates and more than a hundred online population samples conducted by expert research partners at Harris Interactive over the twelve years, the 2013 analysis estimates approximately 6 to 7% of the adult U.S. population as willing to self-identify as lesbian, gay, bisexual and/or transgender, or be- tween 15-16 million adults, a figure that has risen slowly year after year. The overall United States LGBTQ community is projected to have a purchasing power of $850 Billon.

Competition

In our market niche, we are unique in being the only publicly traded media conglomerate. Other LBGT media companies are not considered to be competition but rather acquisition targets.

Employees

We have 10 full-time employees. The Company utilizes independent contractors as needed.

RISK FACTORS

Each of these risk factors could adversely affect our business, operating results and financial condition, as well as adversely affect the value of an investment in our common stock. Our primary risk factors and other considerations include:

Risk Related to Our Business

Our business, following the merger with Multimedia Platforms, LLC, is subject to numerous risk factors, including the following:

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We will need to secure additional financing in 2015 in order to continue to finance our operations. If we are unable to secure additional financing on acceptable terms, or at all, we may be forced to curtail or cease our operations.

Our existing cash resources are insufficient to finance even our immediate operations. Accordingly, we will need to secure additional sources of capital to develop our business and product candidates as planned. We are seeking substantial additional financing through public and/or private financing, which may include equity and/or debt financings, research grants and through other arrangements, including collaborative arrangements. As part of such efforts, we may seek loans from certain of our executive officers, directors and/or current shareholders.

If we are unable to secure additional financing in the near term, we may be forced to:

•	curtail or abandon our existing business plan;
•	default on our debt obligations;
•	file for bankruptcy;
•	seek to sell some or all of our assets; and/or
•	cease our operations.

If we are forced to take any of these steps, any investment in our common stock may be worthless.

If we raise additional capital and/or secure alternative arrangements by issuing equity, equity-related or convertible securities, the economic, voting and other rights of our existing shareholders may be diluted, and those newly issued securities may be issued at prices that are a significant discount to current and/or then prevailing market prices. In addition, any such newly issued securities may have rights superior to those of our common stock. If we obtain additional capital through collaborative arrangements, we may be required to relinquish greater rights to our technologies or product candidates than we might otherwise have or become subject to restrictive covenants that may affect our business.

Current Adverse Economic Conditions have had a negative impact on our ability to obtain additional financing. Our inability to obtain additional financing would have a significant adverse effect on our operations.

In early 2008, as the United States economy began to weaken and there were increased doubts about the ability of borrowers to pay debts. Housing values began to fall and marginal loans were first to default, triggering the sub-prime lending crisis. Financial institutions responded by tightening their lending policies with respect to counterparties determined to have sub-prime mortgage risk. This tightening of institutional lending policies led to the failure of major financial institutions late in the third quarter of 2008. Continued failures, losses, and write-downs at major financial institutions through 2013 intensified concerns about credit and liquidity risks and have resulted in a sharp reduction in overall market liquidity. The global credit crisis threatens the stability of the global economy and has adversely impacted consumer confidence and spending. We believe this global credit crisis has also had a negative impact on our ability to obtain additional financing. As discussed above, our inability to obtain additional financing would have a significant adverse effect on our operations, results and financial condition.

We are dependent for our success on a key executive officer.

Our success depends to a critical extent on the continued services of our Chief Executive Officer, Bobby Blair. If we lost this key executive officer, we would be forced to expend significant time and money in the pursuit of a replacement, which would result in both a delay in the implementation of our business plan and the diversion of limited working capital. We can give you no assurance that we could find a satisfactory replacement for this key executive officer at all, or on terms that are not unduly expensive or burdensome.

Risks Related to Our Common Stock

An active, liquid and orderly trading market for our common stock may not develop or continue.

We cannot offer any assurance that an active trading market for our common stock will continue or how liquid that market may be. As a result, relatively small trades may have a disproportionate impact on the price of our common stock, which may contribute to the price volatility of our common stock and could limit your ability to sell your shares.

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The market price of our common stock could also be subject to wide fluctuations in response to many risk factors described in this section and other matters, including:

•	changes by securities analysts in financial estimates of our operating results and the operating results of our competitors;
•	publications of research reports by securities analysts about us, our competitors or our industry;
•	fluctuations in the valuation of companies perceived by investors to be comparable to us;
•	actual or anticipated fluctuations in our quarterly or annual operating results;
•	retention and departures of key personnel;
•	our failure or the failure of our competitors to meet analysts' projections or guidance that we or our competitors may give to the market;
•	strategic decisions by us or our competitors, such as acquisitions, divestitures, spin-offs, joint ventures, strategic investments or changes in business strategy;
•	the passage of legislation or other regulatory developments affecting us or our industry;
•	speculation in the press or investment community; and
•	natural disasters, terrorist acts, acts of war or periods of widespread civil unrest.

Furthermore, the stock markets have experienced extreme price and volume fluctuations that have affected and continue to affect the market prices of equity securities of many companies. These fluctuations often have been unrelated or disproportionate to the operating performance of those companies. These broad market and industry fluctuations, as well as general economic, political and market conditions, may negatively affect the market price of our common stock. As a result, the market price of our common stock is likely to be similarly volatile and investors in our common stock may experience a decrease, which could be substantial, in the value of their stock. In the past, many companies that have experienced volatility in the market price of their stock have been subject to securities class action litigation. We may be the target of this type of litigation in the future. Securities litigation against us could result in substantial costs and divert our management's attention from other business concerns, which could have a material adverse effect on our business.

We do not intend to pay cash dividends on our common stock in the foreseeable future and, accordingly, capital appreciation of our common stock, if any, will be a shareholder's sole source of gain from an investment in our common stock.

Our policy is to retain earnings to provide funds for the operation and expansion of our business and, accordingly, we have never declared or paid any cash dividends on our common stock or other securities and do not currently anticipate paying any cash dividends in the foreseeable future. Consequently, shareholders will need to sell shares of our common stock to realize a return on their investments, if any, and this capital appreciation, if any, will be a shareholder's sole source of gain from an investment in the common stock.

The declaration and payment of dividends by us are subject to the discretion of our Board of Directors and the restrictions specified in our articles of incorporation and by applicable law. Any future determination to pay cash dividends will depend on our results of operations, financial condition, capital requirements, contractual restrictions and other factors deemed relevant by our Board of Directors.

Our Articles of Incorporation allows for our board to create new series of preferred stock without further approval by our stockholders, which could adversely affect the rights of the holders of our common stock.

Our board of directors has the authority to fix and determine the relative rights and preferences of preferred stock. Our board of directors also has the authority to issue preferred stock without further stockholder approval. As a result, our board of directors could authorize the issuance of a series of preferred stock that would grant to holders the preferred right to our assets upon liquidation, the right to receive dividend payments before dividends are distributed to the holders of common stock and the right to the redemption of the shares, together with a premium, prior to the redemption of our common stock. In addition, our board of directors could authorize the issuance of a series of preferred stock that has greater voting power than our common stock or that is convertible into our common stock, which could decrease the relative voting power of our common stock or result in dilution to our existing stockholders.

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Our common stock may be considered a “penny stock,” and thereby be subject to additional sale and trading regulations that may make it more difficult to sell.

Our common stock is considered to be a “penny stock.” It does not qualify for one of the exemptions from the definition of “penny stock” under Section 3a51-1 of the Exchange Act. Our common stock is a “penny stock” because it meets one or more of the following conditions (i) the stock trades at a price less than $5.00 per share; (ii) it is not traded on a “recognized” national exchange or (iii) it is not quoted on the NASDAQ Global Market, or has a price less than $5.00 per share. The principal result or effect of being designated a “penny stock” is that securities broker-dealers participating in sales of our common stock are subject to the “penny stock” regulations set forth in Rules 15-2 through 15g-9 promulgated under the Securities Exchange Act. For example, Rule 15g-2 requires broker-dealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document at least two business days before effecting any transaction in a penny stock for the investor's account. Moreover, Rule 15g-9 requires broker-dealers in penny stocks to approve the account of any investor for transactions in such stocks before selling any penny stock to that investor. This procedure requires the broker-dealer to (i) obtain from the investor information concerning his or her financial situation, investment experience and investment objectives; (ii) reasonably determine, based on that information, that transactions in penny stocks are suitable for the investor and that the investor has sufficient knowledge and experience as to be reasonably capable of evaluating the risks of penny stock transactions; (iii) provide the investor with a written statement setting forth the basis on which the broker-dealer made the determination in (ii) above; and (iv) receive a signed and dated copy of such statement from the investor, confirming that it accurately reflects the investor's financial situation, investment experience and investment objectives. Compliance with these requirements may make it more difficult and time consuming for holders of our common stock to resell their shares to third parties or to otherwise dispose of them in the market or otherwise.

FINRA sales practice requirements may limit a shareholder’s ability to buy and sell our common shares.

In addition to the “penny stock” rules described above, FINRA has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, FINRA believes that there is a high probability that speculative low priced securities will not be suitable for at least some customers. FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common shares, which may limit your ability to buy and sell our stock and have an adverse effect on the market for our shares.

Rule 144 sales in the future may have a depressive effect on the company's stock price as an increase in supply of shares for sale, with no corresponding increase in demand will cause prices to fall.

All of the outstanding shares of common stock held by the present officers, directors, and affiliate stockholders are "restricted securities" within the meaning of Rule 144 under the Securities Act of 1933, as amended. As restricted shares, these shares may be resold only pursuant to an effective registration statement or under the requirements of Rule 144 or other applicable exemptions from registration under the Securities Act of 1933 and as required under applicable state securities laws. Rule 144 provides in essence that a person who is an affiliate or officer or director who has held restricted securities for six months may, under certain conditions, sell every three months, in brokerage transactions, a number of shares that does not exceed the greater of 1.0% of a Company's issued and outstanding common stock. There is no limit on the amount of restricted securities that may be sold by a non-affiliate after the owner has held the restricted securities for a period of six months if the Company is a current reporting company under the Securities Exchange Act of 1934. A sale under Rule 144 or under any other exemption from the Securities Act of 1933, if available, or pursuant to subsequent registration of shares of common stock of present stockholders, may have a depressive effect upon the price of the common stock in any market that may develop.

Future issuances of shares for various considerations including working capital and operating expenses will increase the number of shares outstanding which will dilute existing investors and may have a depressive effect on the company's stock price.

There may be substantial dilution to our shareholders purchasing in future offerings as a result of future decisions of the Board to issue shares without shareholder approval for cash, services, payment of debt or acquisitions.

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There may in all likelihood be little demand for shares of our common stock and as a result investors may be unable to sell at or near ask prices or at all if they need to liquidate their investment.

There may be little demand for shares of our common stock on the OTC Markets.com, meaning that the number of persons interested in purchasing our common shares at or near ask prices at any given time may be relatively small or non-existent. This situation is attributable to a number of factors, including the fact that it is a small company which is relatively unknown to stock analysts, stock brokers, institutional investors and others in the investment community that generate or influence sales volume, and that even if the Company came to the attention of such persons, they tend to be risk-averse and would be reluctant to follow an unproven, early stage company such as ours or purchase or recommend the purchase of any of our Securities until such time as it became more seasoned and viable. As a consequence, there may be periods of several days or more when trading activity in the Company's securities is minimal or non-existent, as compared to a seasoned issuer which has a large and steady volume of trading activity that will generally support continuous sales without an adverse effect on the securities price. We cannot give investors any assurance that a broader or more active public trading market for the Company's common securities will develop or be sustained, or that any trading levels will be sustained. Due to these conditions, we can give investors no assurance that they will be able to sell their shares at or near ask prices or at all if they need money or otherwise desire to liquidate their securities of the Company.

Failure to achieve and maintain effective internal controls in accordance with section 404 of the Sarbanes-Oxley Act could have a material adverse effect on our business and operating results.

It is time consuming, difficult and costly for us to develop and maintain the internal controls, processes and reporting procedures required by the Sarbanes-Oxley Act, and as our business develops, we may need to hire additional financial reporting, internal auditing and other finance staff in order to remain compliant. The cost of compliance will adversely affect our financial results, while, if we are unable to comply, we may not be able to obtain the independent accountant certifications that the Sarbanes-Oxley Act requires of publicly traded companies.

If we fail to comply in a timely manner with the requirements of Section 404 of the Sarbanes-Oxley Act regarding internal control over financial reporting or to remedy any material weaknesses in our internal controls that we may identify, such failure could result in material misstatements in our financial statements, cause investors to lose confidence in our reported financial information and have a negative effect on the trading price of our common stock.

Pursuant to Section 404 of the Sarbanes-Oxley Act and current SEC regulations, we are required to prepare assessments regarding internal controls over financial reporting and furnish a report by our management on our internal control over financial reporting. Failure to achieve and maintain an effective internal control environment or complete our Section 404 certifications could have a material adverse effect on our stock price.

In addition, in connection with our on-going assessment of the effectiveness of our internal control over financial reporting, we may discover “material weaknesses” in our internal controls as defined in standards established by the Public Company Accounting Oversight Board, or the PCAOB. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. The PCAOB defines “significant deficiency” as a deficiency that results in more than a remote likelihood that a misstatement of the financial statements that is more than inconsequential will not be prevented or detected.

In the event that a material weakness is identified, upon receiving sufficient financing or generating sufficient revenues, we will employ qualified personnel and adopt and implement policies and procedures to address any such material weaknesses. However, the process of designing and implementing effective internal controls is a continuous effort that requires us to anticipate and react to changes in our business and the economic and regulatory environments and to expend significant resources to maintain a system of internal controls that is adequate to satisfy our reporting obligations as a public company. We cannot assure you that the measures we will take will remediate any material weaknesses that we may identify or that we will implement and maintain adequate controls over our financial process and reporting in the future.

Any failure to complete our assessment of our internal control over financial reporting, to remediate any material weaknesses that we may identify or to implement new or improved controls, or difficulties encountered in their implementation, could harm our operating results, cause us to fail to meet our reporting obligations or result in material misstatements in our financial statements. Any such failure could also adversely affect the results of the periodic management evaluations of our internal controls and, in the case of a failure to remediate any material weaknesses that we may identify, would adversely affect the annual auditor attestation reports regarding the effectiveness of our internal control over financial reporting that are required under Section 404 of the Sarbanes-Oxley Act. Inadequate internal controls could also cause investors to lose confidence in our reported financial information, which could have a negative effect on the trading price of our common stock.

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The systems of internal controls and procedures that we have developed and implemented to date are adequate in a business that has little revenue and little in the way of tangible assets and working capital. However, the reliance on third party sub-contractors and lack of employees makes it difficult to ensure segregation of key duties, provide multiple levels of review, and ensure that specified checks and balances exist and are enforced and acted upon where necessary. The current transaction volume and limited transaction channels mean that operating management, financial management, board members and auditor can, and do, efficiently perform a very extensive and detailed transaction review to ensure compliance with the Company’s established procedures and controls. As business operations increase we will need to apply significantly more resources to the management of our controls and procedures and to ensure and continue effective compliance. If our business grows rapidly, we may not be able to keep up with recruiting and training personnel, and enhancing our systems of internal control in line with the growth in transaction volumes and compliance risks which could result in loss of assets, profit, and ability to manage the daily operations of our Company.

Public disclosure requirements and compliance with changing regulation of corporate governance pose challenges for our management team and result in additional expenses and costs which may reduce the focus of management and the profitability of our company.

Changing laws, regulations and standards relating to corporate governance and public disclosure, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations promulgated thereunder, the Sarbanes-Oxley Act and SEC regulations, have created uncertainty for public companies and significantly increased the costs and risks associated with accessing the U.S. public markets. Our management team will need to devote significant time and financial resources to comply with both existing and evolving standards for public companies, which will lead to increased general and administrative expenses and a diversion of management time and attention from revenue generating activities to compliance activities.

SHOULD ONE OR MORE OF THE FOREGOING RISKS OR UNCERTAINTIES MATERIALIZE, OR SHOULD THE UNDERLYING ASSUMPTIONS PROVE INCORRECT, ACTUAL RESULTS MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED, BELIEVED, ESTIMATED, EXPECTED, INTENDED OR PLANNED

Reports to Security Holders

We will make available free of charge any of our filings as soon as reasonably practicable after we electronically file these materials with, or otherwise furnish them to, the Securities and Exchange Commission (“SEC”). We are not including the information contained in our website as part of, or incorporating it by reference into, this current report.

The public may read and copy any materials we file with the Securities and Exchange Commission (“SEC”) at the SEC's Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20002. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at (http://www.sec.gov).

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITIONS AND RESULTS OF OPERATIONS PLAN OF OPERATION

The following discussion and analysis should be read in conjunction with our financial statements and related notes thereto included elsewhere in this current report. Portions of this document that are not statements of historical or current fact are forward-looking statements that involve risk and uncertainties, such as statements of our plans, objectives, expectations and intentions. The cautionary statements made in this current report should be read as applying to all related forward-looking statements wherever they appear in this current report. From time to time, we may publish forward-looking statements relative to such matters as anticipated financial performance, business prospects, technological developments and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. All statements other than statements of historical fact included in this section or elsewhere in this report are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Important factors that could cause actual results to differ materially from those discussed in such forward-looking statements include, but are not limited to, the following: changes in the economy or in specific customer industry sectors; changes in customer procurement policies and practices; changes in product manufacturer sales policies and practices; the effect of price increases or decreases; the variability and timing of business opportunities including acquisitions, alliances, customer agreements and supplier authorizations; our ability to realize the anticipated benefits of acquisitions and other business strategies; the incurrence of debt and contingent liabilities in connection with acquisitions; changes in accounting policies and practices; the effect of organizational changes within the Company; the emergence of new competitors, including firms with greater financial resources than ours; adverse state and federal regulation and legislation; and the occurrence of extraordinary events, including natural events and acts of God, fires, floods and accidents.

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The following discussion and analysis of our plan of operations should be read in conjunction with our financial statements and related notes appearing elsewhere in this prospectus. This discussion and analysis contain forward-looking statements that involve risks, uncertainties and assumptions. Actual results may differ materially from those anticipated in these forward-looking statements as a result of certain factors, including, but not limited to, those presented under the heading of “Risk Factors” and elsewhere in this current report.

OVERVIEW

 MMP LLC is an industry-leading multimedia technology and publishing company that integrates print media with social media, and related online platforms, to deliver information and advertising to niche markets. MMP LLC teams utilize its proven business model to deliver niche publications and online platforms that target one of the most sought-after demographics in the world, the Lesbian, Gay, Bisexual and Transgender population. MMP LLC has recently expanded its concept to include video and mobile applications reaching deep into the international LGBT community. MMP LLC's top brands include The Agenda, a Florida-based weekly LGBT newspaper covering world, national and local news and events; and Guy Magazine, a weekly entertainment and lifestyle full-color publication covering the burgeoning South Florida LGBT marketplace. MMP LLC's plan to interweave print, web and mobile delivery of the highest quality news and entertainment information via a variety of platforms crosses all cultural, generational and preferred modality barriers to reach an unprecedented audience.

Products and Services

MMP has developed an advanced social media platform, The Global Agenda Network, where advertisers’ social media platforms, like Facebook, Twitter, etc., are connected to an App and web portal where social media response pages respond in real time – allowing for the consumer and business to have a real-time relationship with information and content 24/7. By harnessing the power of individuals, their businesses & their relationships by merging print & social media through technology, MMP has created a diverse channel for business owners from all over the world to interact and sell their products and services to an ever-growing family of interconnected loyal readers and viewers.

Business Strategy

Multimedia Platforms is initially targeting the LGBTQ (Lesbian, Gay, Bisexual, Transgender population) as a multimedia company. MMP will position its trusted technology as a leader in the LGBTQ community to deliver advertisers’ messages and cutting-edge content worldwide to the company’s readers and viewers through multiple delivery systems, which include but are not limited to websites, mobile applications, entertainment magazines and newspapers. Growth will be achieved through strategic acquisitions and joint ventures in targeted markets. MMP has identified several targeted acquisitions that will add new markets, advertisers and revenues. The willingness for existing publications to sell or JV is based in part on the rise of online only publications and also on the print media's general failure to successfully transition to a print/online hybrid revenue model. MMP has done both and created a flexible online social media sharing platform that can easily be adapted to other publications.

Our Industry

The Global lesbian, gay, bisexual and transgender (LGBTQ) population is estimated to be more than 400 million, with a purchasing power estimated at $3 trillion. LGBTQ buying power is diverse in ethnicity and socioeconomic status, and are an incredibly loyal constituency. Based on a diverse range of LGBTQ population estimates and more than a hundred online population samples conducted by expert research partners at Harris Interactive over the twelve years, the 2013 analysis estimates approximately 6 to 7% of the adult U.S. population as willing to self-identify as lesbian, gay, bisexual and/or transgender, or between 15-16 million adults, a figure that has risen slowly year after year. The overall United States LGBTQ community is projected to have a purchasing power of $850 Billon.

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Competition

In our market niche, we are unique in being the only publicly traded media conglomerate. Other LBGT media companies are not considered to be competition but rather acquisition targets.

RESULTS OF OPERATION FOR MULTIMEDIA PLATFORMS, LLC (THE ACQUIRED COMPANY PRIOR TO THE MERGER)

Fiscal Year 2014 Compared to Fiscal Year 2013

For the year ended December 31, 2014, net sales decreased $23,029 or 3.5% to $642,586 compared to $665,615 for the year ended December 31, 2013. Cost of sales increased $38,615or 12.2% to $355,841 for the year ended December 31, 2014 compared to $317,226 for the year ended December 31, 2013. The gross profit margin decreased to 44.6% during 2014 compared to 52.3% in 2013. The decrease in revenue was due to a 57% increase in discounts associated with a 21% increase in gross print sales. The increase in cost of sales was due to increased distributions costs associated with printed media.

For the year ended December 31, 2014, operating expenses increased $100,848 or 24.3% to $516,305 compared to $415,457 for the year ended December 31, 2013. Operating costs increased primarily as a result of an increase in professional fees, sales commissions, market and promotion costs and payroll expenses.

As a result, during the year ended December 31, 2014, the Company had a net loss of $229,560 compared to a net loss of $67,068 for the year ended December 31, 2013.

LIQUIDITY AND CAPITAL RESOURCES

Our principal source of liquidity is cash in the bank and accounts receivable. As of December 31, 2014 our current assets were $45,795 and were comprised of $6,929 in cash and $38,866 of accounts receivable. Due to the “start-up” nature of our business, we expect to incur losses as we develop and introduce our products and services. These conditions raise doubt about our ability to continue as a going concern. Management recognizes that in order for us to meet our capital requirements, and continue to operate, additional financing will be necessary. We expect to raise additional funds through private or public equity investment in order to expand the range and scope of business operations. We will try to raise additional funds through private or public equity but there is no assurance that such additional funds will be available for us to finance our operations on acceptable terms, if at all. If we are unable to raise additional capital or generate positive cash flow, it is unlikely that we will be able to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

 Recent Accounting Pronouncements

MMP LLC reviews new accounting standards as issued. Although some of these accounting standards issued or effective after the end of MMP LLC’s previous fiscal year may be applicable to MMP LLC, it has not identified any standards that it believes merit further discussion or will have a significant impact on its financial statements except as described below. To view all FASB Accounting Standards Updates, please visit http://www.fasb.org/jsp/FASB/Page/SectionPage&cid=1176156316498.

In February 2015, the FASB issued ASU 2015-02, “Amendments to the Consolidation Analysis”, which amends the consolidation requirements in ASC 810 and significantly changes the consolidation analysis required under U.S. GAAP relating to whether or not to consolidate certain legal entities. Early adoption is permitted. The Company’s effective date for adoption is January 1, 2016. The Company does not expect this accounting update to have a material effect on its consolidated financial statements in future periods, although that could change.

In January 2015, the FASB issued ASU 2015-01, “Simplifying Income Statement Presentation by Eliminating the Concept of Extraordinary Items”, which eliminates the concept from U.S. GAAP the concept of an extraordinary item. Under the ASU, an entity will no longer (1) segregate an extraordinary item from the results of ordinary operations; (2) separately present an extraordinary item on its income statement, net of tax, after income from continuing operations; or (3) disclose income taxes and earnings-per-share data applicable to an extraordinary item. Early adoption is permitted. The Company’s effective date for adoption is January 1, 2016. The Company does not expect this accounting update to have a material effect on its consolidated financial statements in future periods, although that could change.

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Going Concern

MMP LLC has sustained operating losses since inception. As of December 31, 2014, MMP LLC has negative working capital of $370,116. The Company has and will continue to use capital to maintain operations and grow. These factors raise substantial doubt about the ability of the Company to continue as a going concern. In this regard, management is proposing to raise any necessary additional funds not provided by operations through loans or through sales of their common stock. There is no assurance that the Company will be successful in raising this additional capital or in achieving profitable operations.

The accompanying financial statements were prepared in conformity with generally accepted accounting principles in the United States of America, which contemplate continuation of MMP LLC as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might result from the going concern uncertainty.

POST-MERGER DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE.

The following table sets forth the names, ages, and positions of all of our directors and executive officers following the Merger. Each director holds office until a successor is duly elected or appointed. Executive officers serve at the discretion of the Board and are appointed by the Board. Also provided herein are brief descriptions of the business experience of each of the directors and officers during the past five years, and an indication of directorships held by each director in other companies subject to the reporting requirements under the Federal securities law.

NAME	AGE	POSITION	DIRECTOR OR OFFICER SINCE
Bobby Blair	50	Chief Executive Officer, Director	January 9, 2015
Peter Jackson	52	President, Director	May 1, 2015
Timothy Hart	55	Chief Financial Officer, Director	November 14, 2014
Kevin Hopper	36	Chief Operations Officer	February 3, 2015
Richard Hack	70	Editor-in-Chief	February 3, 2015
Patrick Kolenik	63	Independent Director	March 31, 2015
C.Lawrence Rutstein	70	Independent Director	March 31, 2015

Biographical Information

Set forth below are the names of all of our directors and executive officers, all positions and offices held by each person, the period during which each has served as such, and the principal occupations and employment of such persons during at least the last five years, and other director positions held currently or during the last five years:

Current Directors and Officers

Bobby Blair. Mr. Blair has over 25 years of experience in leadership in the business world. At the age of 27 Mr. Blair became one of the youngest general managers in United States history for a professional sports franchise. World Team Tennis/Billie Jean King hired Mr. Blair to lead the Tampa, Florida franchise. In 1993 Mr. Blair created one of the most successful distressed single family home re-development companies in America based in Orlando, FL. Mr. Blair’s real estate success was brought to national attention in 1997 when he was hired as the national spokesperson for the Real Estate seminar division of “Success Magazine,” an internationally renowned publication with over a 100 year history in showcasing successful entrepreneurs from all over the world. Robert Blair Real Estate continues to thrive as a leader in the distressed single family home re-development niche. In 2007 Mr. Blair began the creation of what has turned into one of the nation’s most successful LGBT Multimedia companies consisting of Men’s Entertainment Magazines, Weekly Newspapers, Entertainment and News Web Sites along with Social Media platforms that consist of thousands of followers from all over the world. Mr. Blair is currently working on creating an International LGBT Mobile Application that will offer the latest technology for the LGBT community to have access to everything LGBT related to entertainment and news at their fingertips.

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Peter Jackson. Mr. Jackson is a 29-year veteran of the publishing industry whose career in the publishing business has run the gamut from journalist, editor, publisher and owner to experience on a national level as a corporate executive for one of the nation’s largest privately-owned media chains where he served as vice president of sales and marketing overseeing 120-plus publications in 12 states and the Caribbean.

Later, as president of a media sales training consulting business, Jackson helped multimedia groups make the transition from print to web, trained hundreds of advertising sales reps and has been a speaker at North America’s leading print industry associations including Inland Press, the New York Press Association and the Canadian Press Association. He has experience in LGBTQ media as well, having served at one time as sales director for a leading publishing group which included the Washington Blade, New York Blade, Southern Voice and Houston Voice.

Timothy Hart. Mr. Hart has over thirty years of vast accounting and finance experience, including 10 years with KPMG, one the world’s largest international public accounting firms. Most recently, Mr. Hart expanded his private practice to form R3 Accounting LLC. and has extensive experience dealing with SEC and other regulatory matters, such as initial and secondary public offerings, private placements, formulating responses to various SEC inquiries, compliance with SEC reporting requirements (Forms 10-K, 10-Q and 8-K), dealing with banks, private investors and investment bankers in obtaining debt and/or equity financing, and appearing before the IRS representing clients on IRS audits. He also has widespread experience with mergers and acquisitions, including transactional documentation. back and front office systems implementations for small to medium sized businesses, business consulting with small public and private companies and their executives and various other accounting, finance and tax services. Mr. Hart holds a Bachelor’s Degree in Accountancy, Economics and Business Administration from Thomas More College, and has been a certified public accountant since 1984. He is also former Chairman of the Chamber of Commerce for Oakland Park/Wilton Manor.

Kevin Hopper. Mr. Hopper helped launch The Express Gay News in 1999. The level of journalistic integrity and investigative reporting he imposed was well received in the then-underserved LGBTQ news market. The publication was acquired by Window Media in 2003 and Kevin was promoted to Publisher. The following year, Kevin negotiated the acquisition of another local title, 411 Magazine. Working for Window Media for 10 years, Kevin went on to run both their Florida and Atlanta offices and Sales Director of their national men’s magazine, Genre. Kevin was then hired by Dynamix Unified Solutions to run their North American sales channels. The company specializes in communication, data recovery and security services. The company’s sales grew exponentially during Kevin’s two years with the company. In 2010 Kevin joined Bobby Blair to grow MMP. His experience in sales, marketing and pro- motions combined with his eye for creative and editorial innovation have helped shape the brands and create value in the completive south Florida market and achieve a worldwide online audience. Kevin attended the Art Institute of Fort Lauderdale and American Inter- Continental University.

Richard Hack. Mr. Hack is an award-winning journalist and author of seventeen books, three miniseries, and over two-dozen audio recordings including the New York Times bestselling “Hughes: The Private Diaries, Memos and Letters.” He has written about the rich & notorious in numerous other biographies such as “Duchess of Death: The Unauthorized Biography of Agatha Christie,” “PuppetMaster: The Secret Life of J. Edgar Hoover,” the Michael Jackson Story—“Jackson Family Values,” and “Clash of the Titans” chronicling Ted Turner and Rupert Murdoch. His current book, “The Baby Boomers’ Guide to the Fountain of Youth” (with fitness trainer Andy Kress), investigates the obesity and nutrition crisis in America, and offers a simple and revolutionary plan to promote weight loss and physical health. Richard served as the West Coast National Programming Editor of TV Guide, at a time when it was the world’s largest magazine with 40 million readers and 50 separate editions per week. In addition, he served as the TV editor of the trade paper, The Hollywood Reporter, for which he wrote 3,000 columns, syndicated across the U.S. He has made multiple appearances on the Oprah Winfrey Show, Larry King, 60 Minutes, 48 Hours, Good Morning America, Today Show, Tonight Show, Entertainment Tonight, Inside Edition and Charlie Rose among others. Richard holds a Master of Science degree from Pennsylvania State University’s College of Health and Human Development, and currently lives in Fort Lauderdale, Florida.

 Patrick M. Kolenik. Mr. Kolenik has over forty years of securities industry experience. Mr. Kolenik was the Chief Executive Officer of Sherwood Securities Corp. where he has been involved with more than 200 successful public and private financings. Since 2003, Mr. Kolenik has been a consultant to both public and private companies through his company PK Advisors. Mr. Kolenik currently serves on the Board of Directors of Premier Alliance Group, Inc. (PIMO) a public company that provides business and technology consulting services. Mr. Kolenik also serves on the Board of Directors of American Roadside Burgers, Inc. Mr. Kolenik has also been elected to the Board of Directors of Stratus Media Group (SMDI), a public company that owns and operates more than 140 live events.

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C. Lawrence Rutstein. Mr. Rutstein has spent the last 27 years involved in financing and operating a number of public and private companies. From 2006 - 2012 he served as Senior Vice President of Patriot Rail Corp, a private acquirer of short line and regional railroads in the US, and has continued consulting with both public and private companies on their financial and corporate strategies.

Family Relationships and Other Matters

There are no family relationships among or between any of our officers and directors.

Legal Proceedings

None of or Directors or officers are involved in any legal proceedings as described in Regulation S-K (§ 229.401(f)).

Corporate Governance

Our board consists of five directors. The following directors were independent under the independence standards of the NYSE Amex during the past fiscal year: Patrick Kolenik and C. Lawrence Rutstein).

Directors are elected at the annual stockholder meeting or appointed by our Board of Directors and serve for one year or until their successors are elected and qualified. When a new director is appointed to fill a vacancy created by an increase in the number of directors, that director holds office until the next election of one or more directors by stockholders. Officers are appointed by our Board of Directors and their terms of office are at the discretion of our Board of Directors.

Committees of our Board of Directors

We do not have a separate Audit Committee. Our Board of Directors performs the functions usually designated to an Audit Committee. We intend to establish an Audit Committee with one or more independent directors.

The Board does not have standing compensation or nominating committees. The Board does not believe a compensation or nominating committee is necessary based on the size of the Company and the current levels of compensation to corporate officers. The Board will consider establishing compensation and nominating committees at the appropriate time.

 The entire Board of Directors participates in the consideration of compensation issues and of director nominees. To date, the Board of Directors has not formally established any criteria for Board membership. Candidates for director nominees are reviewed in the context of the current composition of the Board, the Company’s operating requirements and the long-term interests of its stockholders. In conducting this assessment, the Board of Directors considers skills, diversity, age, and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. In particular, weight is given to experience relevant to the Company’s operations and familiarity with business issues.

The Board’s process for identifying and evaluating nominees for director, including nominees recommended by stockholders, involves compiling names of potentially eligible candidates, conducting background and reference checks, conducting interviews with the candidate and others (as schedules permit), meeting to consider and approve the final candidates and, as appropriate, preparing an analysis with regard to particular recommended candidates.

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Stockholder Communications

The Board has not established a formal process for stockholders to send communications, including director nominations, to the Board; however, the names of all directors are available to stockholders in this Report. Any stockholder may send a communication to any member of the Board of Directors, in care of the Company, at 2929 East Commercial Blvd, Suite Ph-D, Fort Lauderdale, FL 33308 (Attention: Secretary). Director nominations submitted by a stockholder will be considered by the full Board. Each communication should clearly specify the name of the individual director or group of directors to whom the communication is addressed. Communications sent by email will be delivered directly to the Corporate Secretary, who will promptly forward such communications to the specified director addressees. Communications sent by mail will be promptly forwarded by the Corporate Secretary to the specified director addressee or, if such communication is addressed to the full Board of Directors, or to the Chairman of the Board, who will promptly forward such communication to the full Board of Directors. Due to the infrequency of stockholder communications to the Board, the Board does not believe that a more formal process is necessary. However, the Board will consider, from time to time, whether adoption of a more formal process for such stockholder communications has become necessary or appropriate.

In general, advance notice of nominations of persons for election to our Board or the proposal of business to be considered by the shareholders must be given to our Secretary no earlier than the August 1 or later than September 1 preceding the next year's annual meeting, which would be scheduled in the month of February or March.

A shareholder's notice of nomination should set forth (i) as to each person whom the shareholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected); (ii) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (A) the name and address of such shareholder, as they appear on our books, and of such beneficial owner, (B) the number of shares of our common stock that are owned (beneficially or of record) by such shareholder and such beneficial owner, (C) a description of all arrangements or understandings between such shareholder and such beneficial owner and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder and of such beneficial owner in such business, and (D) a representation that such shareholder or its agent or designee intends to appear in person or by proxy at our annual meeting to bring such business before the meeting.

Attendance of Directors at Shareholder Meetings

We do not have a formal policy on attendance at meetings of our shareholders; however, we encourage all Board members to attend shareholder meetings that are held in conjunction with a meeting of our Board of Directors.

Outstanding Equity Awards at Fiscal Year End

The Company does not have any outstanding equity awards.

Aggregated Option Exercises and Fiscal Year-End Option Values

None.

Long-Term Incentive Plan Awards Table

We do not have any Long-Term Incentive Plans.

Pension Benefits Table

None.

Nonqualified Deferred Compensation Table

None.

All Other Compensation Table

None.

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Perquisites Table

None.

Potential Payments Upon Termination Or Change In Control Table

None.

Director Compensation

The Company did not and does not currently have an established policy to provide compensation to members of its board of directors for their services in that capacity. The Company intends to develop such a policy in the near future.

Employment Agreements

There are currently no employment agreements.

POST_MERGER SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

The table below sets forth information regarding the beneficial ownership of our common stock following the Merger and issuance of the merger shares by the following individuals or groups:

•	each person or entity who we know beneficially owns more than 5.0% in the aggregate;
•	each of our named executive officers;
•	each of our directors; and
•	all directors and named executive officers as a group.

	Series A preferred stock		Series B preferred stock		Common Stock (2)		% total voting
Name and address of beneficial owner (1)	Shares	% of class	Shares	% of class	Shares	% of class	power (3)

Bobby Blair	27,212,699	100.0%					40.9%
Amalfi Coast Capital			1,435,598	35.9%			2.2%
Harrison Holdings, LLC			2,564,402	64.1%			3.9%
Timothy Hart					6,405,356	18.1%	9.6%
Brian Neal					2,900,000	8.2%	4.4%
Alan Beck					2,262,250	6.4%	3.4%
Neil Swartz					5,572,022	15.8%	8.4%
TBG Holdings Corp. (4)					2,478,794	7.0%	3.7%
Richard Hack					250,000	0.7%	0.4%
Kevin Hopper					250,000	0.7%	0.4%
Patrick Kolenik					970,000	2.7%	1.5%
C. Lawrence Rutstein (5)					402,857	1.1%	0.6%
Rutstein Family Trust LLC (6)					100,000	0.3%	0.2%
All officers and directors as a group (8 persons)					19,012,485	53.8%	28.6%

___________

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of Company common stock.

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(2) Calculated pursuant to rule 13d-3(d) of the Exchange Act. Beneficial ownership is calculated based on 35,345,653 shares of common stock issued and outstanding as of May 13, 2015. Under Rule 13d-3(d) of the Exchange Act, shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

(3) Percent total voting power  is calculated based on 66,558,352 shares of capital stock, including 27,212,699 shares of Series A Preferred Stock, 4,000,000 shares of Series B Preferred Stock and 35,345,653 shares of Common Stock issued and outstanding as of May 13, 2015.

(4) The directors and majority shareholders of TBG Holdings Corp., include Timothy S. Hart and Neil Swartz.

(5) The number of shares of common stock beneficially owned represents 102,857 shares owned by C. Lawrence Rutstein individually and 300,000 shares owned by C. Lawrence Rutstein and Ronna Rutstein JTWROS.

(6) The number of shares of common stock beneficially owned by the Rutstein Family LLC represents partnership interests owned 50% by C. Lawrence Rutstein and 50% by Ronna Rutstein.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Company’s bylaws provide for the indemnification of its directors, officers, employees and agents to the fullest extent permitted by the laws of the State of Florida. Section 607.0850 of the Florida Statutes permits a corporation to indemnify any of its directors, officers, employees or agents against expenses actually and reasonably incurred by such person in connection with any threatened, pending or completed action, suit or proceeding, whether civil criminal, administrative or investigative (except for an action by or in right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation; provided, that it is determined that such person acted in good faith and in a manner which he reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

Section 607.0850 of the Florida Statutes requires that the determination that indemnification is proper in a specific case must be made by: (1) the stockholders, (2) the board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding, or (3) independent legal counsel in a written opinion, if a majority vote of a quorum consisting of disinterested directors is not possible, or if such opinion is requested, by a quorum consisting of disinterested directors.

The bylaws provide that we will indemnify our directors and officers and may indemnify our employees and agents to the fullest extent permitted by law against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Company. However, nothing in the Company’s charter or bylaws protects or indemnifies a director, officer, employee or agent against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Any amendment to or repeal of the Company’s bylaws will not adversely affect any right or protection of any of the Company’s directors or officers for, or with respect to, any acts or omissions of such director or officer occurring prior to such amendment.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions or otherwise, the Company has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Securities Authorized for Issuance Under Equity Compensation Plans

We do not currently have issued any equity based compensation plans.

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DESCRIPTION OF SECURITIES

General

Our authorized capital stock consists of 300,000,000 shares of common stock, par value $0.001, and 40,000,000 shares of series A preferred stock, par value $0.001, and 4,000,000 shares of series B preferred stock, par value $0.001. As of May 13, 2015 27,212,699 shares of series A preferred stock are outstanding held by 1 shareholder, 4,000,000 shares of series B preferred stock are outstanding held by two shareholders and 35,345,653 of common stock is outstanding held by 122 shareholders.

Preferred Stock

Series A Convertible Preferred Stock

On January 21, 2015, the Company filed, with the Secretary of State of the State of Nevada, a Certificate of Designation (the "COD") authorizing a new series of Series A Preferred Stock (the "Series A Preferred").

The COD authorized 34,390,199 shares of Series A Preferred stock. Each share of Series A Preferred shall: (i) have a par value of $0.001 per share, (ii) rank on parity with the Company's common stock and any class of series of capital stock hereafter created, and (iii) be convertible into one share of common stock at the option of the holder until January 1, 2017 after which the right to convert to common stock ceases. Holders of the Series A Preferred are entitled to vote on all matters submitted to the Company's stockholders and are entitled to such number of votes as is equal to the number of shares of Series A Preferred stock such holder owns. The holders of Series A Preferred stock are not entitled to any dividends declared by the Company nor do such holders have any liquidation preferences or any other asset distribution rights as it relates to the Company.

Effective on January 21, 2015, with the filing of the amendment to the Company's Articles of Incorporation with the Nevada Secretary of State, specifically a Certificate of Designation, the Company amended its Articles of Incorporation to designate 34,390,199 shares of its authorized preferred stock as Series A Preferred Stock with specific rights and preferences.

Series B Convertible Preferred Stock

On January 21, 2015, the Company filed, with the Secretary of State of the State of Nevada, a Certificate of Designation (the "COD") authorizing a new series of Series B Preferred Stock (the "Series A Preferred").

The COD authorized 4,000,000 shares of Series B Preferred stock. Each share of Series A Preferred shall: (i) have a par value of $0.001 per share, (ii) rank on parity with the Company's common stock and any class of series of capital stock hereafter created, but not higher than the Series A Convertible Preferred Stock, and (iii) be convertible into one share of common stock at the option of the holder until January 1, 2017 after which the right to convert to common stock ceases. Holders of the Series B Preferred have no voting rights, are not entitled to any dividends declared by the Company or have any liquidation preferences or any other asset distribution rights as it relates to the Company.

Effective on January 21, 2015, with the filing of the amendment to the Company's Articles of Incorporation with the Nevada Secretary of State, specifically a Certificate of Designation, the Company amended its Articles of Incorporation to designate 4,000,000 shares of its authorized preferred stock as Series B Preferred Stock with specific rights and preferences.

Common Stock

The shares of our common stock presently outstanding, and any shares of our common stock issues upon exercise of stock options and/or warrants, will be fully paid and non-assessable. Each holder of common stock is entitled to one vote for each share owned on all matters voted upon by shareholders, and a majority vote is required for all actions to be taken by shareholders. In the event we liquidate, dissolve or wind-up our operations, the holders of the common stock are entitled to share equally and ratably in our assets, if any, remaining after the payment of all our debts and liabilities and the liquidation preference of any shares of preferred stock that may then be outstanding. The common stock has no preemptive rights, no cumulative voting rights, and no redemption, sinking fund, or conversion provisions. Since the holders of common stock do not have cumulative voting rights, holders of more than 50% of the outstanding shares can elect all of our Directors, and the holders of the remaining shares by themselves cannot elect any Directors. Holders of common stock are entitled to receive dividends, if and when declared by the Board of Directors, out of funds legally available for such purpose, subject to the dividend and liquidation rights of any preferred stock that may then be outstanding.

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Transfer Agent

The transfer agent and registrar for our common stock is Action Stock Transfer. Their address is 2469 E. Fort Union Blvd., Suite 214, Salt Lake City, UT 84121 and their telephone number at that location is (801) 274-1088.

Dividends

Subject to preferences that may be applicable to any then-outstanding shares of Preferred Stock, if any, and any other restrictions, holders of Common Stock are entitled to receive ratably those dividends, if any, as may be declared from time to time by the Company’s board of directors out of legally available funds. The Company and its predecessors have not declared any dividends in the past. Further, the Company does not presently contemplate that there will be any future payment of any dividends on Common Stock.

Amendment of our Bylaws

Our bylaws may be adopted, amended or repealed by the affirmative vote of a majority of our outstanding shares. Subject to applicable law, our bylaws also may be adopted, amended or repealed by our Board of Directors.

Item 3.02 Unregistered Sale of Equity Securities.

The information contained in Item 1.01 is hereby incorporated herein by reference.

The securities were issued in reliance on the exemptions for the issuance of securities not involving a public offering, as set forth in Rule 506 promulgated under the Securities Act and in Section 4(2) of the Securities Act, based on the following: (a) the recipient confirmed to us that they were “accredited investors,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and had such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities; (b) there was no public offering or general solicitation with respect to the offering; (c) the recipient was provided with certain disclosure materials and all other information requested with respect to our Company; (d) the recipient acknowledged that all securities being purchased were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act; and (e) a legend was placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

Item 5.01 Changes in Control of Registrant.

The information contained in Item 1.01 is hereby incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Contemporaneously with entering into the Share Exchange Agreement on January 9, 2015, the Board of Directors elected Bobby Blair as Chairman and Chief Executive Officer of the Company. Concurrently, Timothy Hart resigned as Interim CEO and was appointed Chief Financial Officer.

On February 3, 2015, the Board of Directors elected Peter Jackson as Director and President of the Company.

On February 3, 2015, the Board of Directors elected Kevin Hopper as Chief Operations Officer of the Company.

On March 31, 2015, the Board of Directors elected Patrick Kolenik as an independent Director of the Company.

On March 31, 2015, the Board of Directors elected C Lawrence Rutstein as an independent Director of the Company.

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Section 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The following financial statements of Multimedia Platforms, LLC are being filed with this report as Exhibit 99.1:

Report of Independent Public Accounting Firm;
Balance Sheet (audited);
Statements of Operations
Statement of Member’s Capital
Statements of Cash Flows
Notes to Financial Statements

(b)	The following pro forma financial information is being filed with this report as Exhibit 99.2:

Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2014;
Unaudited Pro Forma Condensed Combined Statement of Operations for the years ended December 31, 2014 and 2013

Exhibit	Number Description
1.1	Share Exchange Agreement*

3.1	Certificate of Change for Reverse Split*

3.2	Certificate of Amendment to Articles of Incorporation changing name from Sports Media Entertainment Corp. to Multimedia Platforms, Inc.*

3.3	Certificate of Designation of Series A Convertible Preferred Stock as filed with the Nevada Secretary of State, filed January 21, 2015*

3.4	Certificate of Designation of Series B Convertible Preferred Stock as filed with the Nevada Secretary of State, filed January 21, 2015*

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited financial statements and notes for Multimedia Platforms, LLC

99.2	Pro forma financial information

____________

*Incorporated by record to the Current Report on Form 8-K filed by the Registrant on January 23, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Multimedia Platforms, Inc.

Date: May 22, 2015	By:	/s/ Bobby Blair
Bobby Blair, Chairman and Chief Executive Officer (Principal Executive Officer)

	By:	/s/ Timothy Hart
Timothy Hart, Chief Financial Officer
(Principal Financial Officer)

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